SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 3, 2010

                               AXA FINANCIAL, INC.
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             (Exact name of Registrant as specified in its charter)



          Delaware                       1-11166                 13-3623351
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



1290 Avenue of the Americas
New York, New York                                              10104
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(Address of principal executive offices)                      (Zip Code)


                                 (212) 554-1234
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              (Registrant's telephone number, including area code)

                                      None
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             (Former name or address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2010, AXA Financial, Inc. ("AXA Financial") announced that Christopher M. Condron, President and Chief Executive Officer and a member of the Board of Directors (the "Board") of AXA Financial is retiring, effective January 1, 2011.

In connection with Mr. Condron's retirement and in light of his distinguished service, AXA Financial and Mr. Condron entered into a letter agreement (the "Letter Agreement") pursuant to which AXA Financial has waived a provision contained in Mr. Condron's employment agreement that otherwise would have caused Mr. Condron to immediately forfeit all unvested stock options and all vested benefits accumulated under company programs (except as required by law), as well as limit the time period in which Mr. Condron could exercise certain vested options, due to his termination of employment prior to age 65.

A copy of the Letter Agreement is attached hereto as Exhibit 99.1 and the description set forth herein is qualified in its entirety by reference thereto.

On December 3, 2010, the Board named Mark Pearson, age 52, President and Chief Executive Officer of AXA Financial and elected Mr. Pearson to the Board, effective January 1, 2011. Mr. Pearson was also named a member of the Executive Committee of the Board. Mr. Pearson will also serve as Chairman of the Board of AXA Equitable Life Insurance Company ("AXA Equitable") and Chief Executive Officer of AXA Equitable. Certain of Mr. Pearson's appointments are subject to prior consultation with and/or approval by insurance regulatory and other governmental authorities.

Mr. Pearson joined AXA in 1995 with the acquisition of National Mutual (now AXA Asia Pacific Holdings) and was appointed Regional Chief Executive of AXA Asia Life in 2001. In 2008, he became President and Chief Executive Officer of AXA Japan and was appointed a member of the Executive Committee of AXA. Before joining AXA, Mr. Pearson spent approximately 20 years in the insurance sector, assuming several senior manager positions at National Mutual and Friends Provident. Mr. Pearson is a Fellow of the Chartered Association of Certified Accountants.



Item 9.01  Exhibits.


EXHIBIT
NUMBER    EXHIBIT DESCRIPTION

99.1      Condron Letter Agreement


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AXA FINANCIAL, INC.


Date:  December 3, 2010                     By: /s/ Dave Hattem
                                            --------------------------------
                                            Name:  Dave Hattem
                                            Title: Senior Vice President and
                                                   General Counsel








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